                         TOYOTA MOTOR CREDIT CORPORATION
      SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-C OWNER TRUST DISTRIBUTION DATE OF MAY 15, 2003 FOR THE COLLECTION PERIOD APRIL 1, 2003
                             THROUGH APRIL 30, 2003

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class A-1               Class A-2
                                                                                    ---------               ---------
                                                              Total                  Balance                 Balance
---------------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
  Securities Balance                                      $1,455,000,000.00         $430,000,000.00          $320,000,000.00
  Subordinated Seller's Interest                             $44,995,380.00
  Receivables Pool Balance                                $1,499,995,380.00
  Principal Factor                                               1.00000000              1.00000000               1.00000000
  Rate                                                                                     1.80000%                   2.088%
  Final Scheduled Payment Date                                                  November 17, 2003         March 15, 2005
  Number of Contracts                                                94,755
  Weighted Average A.P.R.                                             6.26%
  Weighted Average Remaining Term                                     49.53 months
  Servicing Fee Rate                                                  1.00%

POOL DATA - PRIOR MONTH
-----------------------
  Securities Balance                                      $1,156,448,792.90         $131,448,792.90          $320,000,000.00
  Subordinated Seller's Interest                             $44,995,380.00
  Receivables Pool Balance                                $1,201,444,172.90
  Securities Pool Factor                                         0.79481017              0.30569487               1.00000000
  Number of Contracts                                                86,053
  Weighted Average A.P.R.                                             6.26%
  Weighted Average Remaining Term                                     44.46 months
  Precompute and Simple Interest Advances                     $1,729,447.75
  Payahead Account Balance                                      $157,588.78
  Interest Shortfall                                                  $0.00                   $0.00                    $0.00
  Principal Shortfall                                                 $0.00                   $0.00                    $0.00

POOL DATA - CURRENT MONTH
-------------------------
  Securities Balance                                      $1,105,650,061.61          $80,650,061.61          $320,000,000.00
  Subordinated Seller's Interest                             $44,995,380.00
  Receivables Pool Balance                                $1,150,645,441.61
  Securities Pool Factor                                         0.75989695              0.18755828               1.00000000
  Number of Contracts                                                84,009
  Weighted Average A.P.R.                                             6.26%
  Weighted Average Remaining Term                                     43.63 months
  Precompute and Simple Interest Advances                     $1,653,700.22
  Payahead Account Balance                                      $155,864.15
  Interest Shortfall                                                  $0.00                   $0.00                    $0.00
  Principal Shortfall                                                 $0.00                   $0.00                    $0.00
---------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                                            Class A-3              Class A-4             Subordinated
                                                            ---------              ---------             ------------
                                                             Balance                Balance            Seller's Interest
--------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
  Securities Balance                                       $498,000,000.00         $207,000,000.00
  Subordinated Seller's Interest                                                                           $44,995,380.00
  Receivables Pool Balance
  Principal Factor                                              1.00000000              1.00000000             1.00000000
  Rate                                                              2.650%                  3.344%            N/A
  Final Scheduled Payment Date                          November 15, 2006        May 15, 2009            May 15, 2009
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Servicing Fee Rate

POOL DATA - PRIOR MONTH
-----------------------
  Securities Balance                                       $498,000,000.00         $207,000,000.00
  Subordinated Seller's Interest                                                                           $44,995,380.00
  Receivables Pool Balance
  Securities Pool Factor                                        1.00000000              1.00000000             1.00000000
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Interest Shortfall                                                 $0.00                   $0.00
  Principal Shortfall                                                $0.00                   $0.00

POOL DATA - CURRENT MONTH
-------------------------
  Securities Balance                                       $498,000,000.00         $207,000,000.00
  Subordinated Seller's Interest                                                                           $44,995,380.00
  Receivables Pool Balance
  Securities Pool Factor                                        1.00000000              1.00000000             1.00000000
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Interest Shortfall                                                 $0.00                   $0.00
  Principal Shortfall                                                $0.00                   $0.00
--------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RESERVE ACCOUNT
---------------
  Initial Deposit Amount                                                                              $0.00
  Specified Reserve Account Percentage                                                                 0.00%
  Specified Reserve Account Amount                                                                    $0.00
  Specified Reserve Account Percentage (IF CONDITION I OR II MET)                                      3.50%
  Specified Reserve Account Amount (IF CONDITION I OR II MET)                                $38,697,752.16

  Beginning Balance                                                                                   $0.00
  Total Withdraw                                                                                      $0.00
  Amount Available for Deposit to the Reserve Account                                         $2,556,653.25
                                                                                        --------------------
  Reserve Account Balance Prior to Release                                                    $2,556,653.25
  Reserve Account Required Amount                                                                     $0.00
  Reserve Account Release to Seller                                                           $2,556,653.25
                                                                                        --------------------
  Ending Reserve Account Balance                                                                      $0.00
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
REVOLVING LIQUIDITY NOTE
------------------------
  Total Amount Available                                                                      $7,499,977.00

  Beginning of Period Balance                                                                         $0.00
  Draws                                                                                               $0.00
  Reimbursements                                                                                      $0.00
                                                                                        --------------------
  End of Period Balance                                                                               $0.00

  Current Period Undrawn Amount                                                               $7,499,977.00
------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
--------------------------------------------

                                                                    Vehicles              Amount
                                                                    --------              ------
  Liquidated Contracts                                                 27
                                                                       --
  Gross Principal Balance of Liquidated Receivables                                          $383,408.01
  Net Liquidation Proceeds Received During the Collection Period                            ($219,869.25)
  Recoveries on Previously Liquidated Contracts                                               ($1,875.71)
                                                                               --------------------------
  Aggregate Credit Losses for the Collection Period                                          $161,663.05
                                                                               --------------------------


                                                                               --------------------------

  Cumulative Credit Losses for all Periods                             105                   $599,353.13
                                                                       ---
                                                                               --------------------------
  Repossessed in Current Period                                        21
                                                                       --


RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                            Annualized Average
FOR EACH COLLECTION PERIOD:                                                         Charge-Off Rate
    Second Preceding Collection Period                                                             0.05%
    First Preceding Collection Period                                                              0.24%
    Current Collection Period                                                                      0.16%

---------------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)
Three Month Average                                                                                0.15%
Charge-off Rate Indicator ( > 2.25%)                                                   CONDITION NOT MET
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
DELINQUENT AND REPOSSESSED CONTRACTS
------------------------------------

                                            Percent     Contracts       Percent            Amount
                                            -------     ---------       -------            ------
  30-59 Days Delinquent                         0.42%          354       0.48%             $5,511,661.25
  60-89 Days Delinquent                         0.08%           71       0.10%             $1,148,114.38
  Over 89 Days Delinquent                       0.09%           77       0.10%             $1,186,364.13
                                                      -------------            --------------------------
  Total Delinquencies                                          502                         $7,846,139.76
                                                      =============            ==========================

  Repossessed Vehicle Inventory                                 41 *
   * Included with delinquencies above

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                             0.16%
    First Preceding Collection Period                                                              0.17%
    Current Collection Period                                                                      0.18%

---------------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                0.17%
Delinquency Percentage Indicator ( > 2.25%)                                            CONDITION NOT MET
---------------------------------------------------------------------------------------------------------

                        TOYOTA MOTOR CREDIT CORPORATION
      SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-C OWNER TRUST DISTRIBUTION DATE OF MAY 15, 2003 FOR THE COLLECTION PERIOD APRIL 1, 2003
                             THROUGH APRIL 30, 2003

-------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class A-1               Class A-2
                                                                                    ---------               ---------
                                                              Total                  Balance                 Balance
-------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
-----------
  Principal Payments Received                                $50,415,323.28
  Interest Payments Received                                  $6,224,105.87
  Net Precomputed Payahead Amount                                 $1,724.63
  Aggregate Net Liquidation Proceeds Received                   $221,744.96
  Principal on Repurchased Contracts                                  $0.00
  Interest on Repurchased Contracts                                   $0.00
                                                       ---------------------
  Total Collections                                          $56,862,898.74
  Net Simple Interest Advance Amount                            ($80,898.17)
  Net Precomputed Advance Amount                                  $5,150.64
                                                       ---------------------
  Total Available Amount                                     $56,787,151.21

AMOUNTS DUE
-----------
  Servicing Fee                                               $1,001,203.48
  Accrued and Unpaid Interest                                 $2,430,563.19
  Principal                                                  $50,798,731.29
  Reserve Account                                             $2,556,653.25
                                                       ---------------------
  Total Amount Due                                           $56,787,151.21

ACTUAL DISTRIBUTIONS
--------------------
  Servicing Fee                                               $1,001,203.48
  Interest                                                    $2,430,563.19             $197,173.19              $556,800.00
  Principal                                                  $50,798,731.29          $50,798,731.29                    $0.00
  Reserve Account                                             $2,556,653.25
                                                       ---------------------   ---------------------  -----------------------
  Total Amount Distributed                                   $56,787,151.21          $50,995,904.48              $556,800.00
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                           Class A-3              Class A-4             Subordinated
                                                           ---------              ---------             ------------
                                                            Balance                Balance            Seller's Interest
-------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
-----------
  Principal Payments Received
  Interest Payments Received
  Net Precomputed Payahead Amount
  Aggregate Net Liquidation Proceeds Received
  Principal on Repurchased Contracts
  Interest on Repurchased Contracts

  Total Collections
  Net Simple Interest Advance Amount
  Net Precomputed Advance Amount

  Total Available Amount

AMOUNTS DUE
-----------
  Servicing Fee
  Accrued and Unpaid Interest
  Principal
  Reserve Account

  Total Amount Due

ACTUAL DISTRIBUTIONS
--------------------
  Servicing Fee
  Interest                                                  $1,099,750.00             $576,840.00            N/A
  Principal                                                         $0.00                   $0.00                  $0.00
  Reserve Account
                                                      --------------------  ---------------------------------------------
  Total Amount Distributed                                  $1,099,750.00             $576,840.00                  $0.00
-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN
-----------------------------------

Precomputed Contracts
---------------------
  Scheduled Principal Collections                                                            $408,824.36
  Prepayments in Full                                           76 contracts                 $108,414.68
  Repurchased Receivables Principal                                                                $0.00
  Payments Behind/Ahead on Repurchased Receivables                                                 $0.00
  Total Collections                                                                          $560,343.26
  Advances - Reimbursement of Previous Advances                                                    $0.00
  Advances - Current Advance Amount                                                            $5,150.64
  Payahead Account - Payments Applied                                                          $1,724.63
  Payahead Account - Additional Payaheads                                                          $0.00

Simple Interest Contracts
-------------------------
  Collected Principal                                                                     $29,168,360.18
  Prepayments in Full                                         1941 contracts              $20,729,724.06
  Collected Interest                                                                       $6,181,001.65
  Repurchased Receivables Principal                                                                $0.00
  Repurchased Receivables Interest                                                                 $0.00
  Advances - Reimbursement of Previous Advances                                               $80,898.17
  Advances - Current Advance Amount                                                                $0.00

---------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
       Servicer's Certificate - Toyota Auto Receivables 2002-C Owner Trust Distribution Date of May 15, 2003 for the Collection Period of April 1, 2003
                             through April 30, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Class A2                            Class A4
                                                                             --------                            --------
                                                                              Balance                            Balance
------------------------------------------------------------------------------------------------------------------------------------
NOTE RATES FOR MAY 15, 2003 PAYMENT DATE
----------------------------------------
One Month LIBOR                                                              1.31000%                            1.31000%
Spread                                                                       0.02000%                            0.05000%
                                                                      ------------------------            -----------------------
Note Rates:                                                                  1.33000%                            1.36000%

Number of Days in Interest Period (Days)                                          30                                  30

INTEREST PAYMENTS
-----------------
Interest Calculation for Current Interest Period                          354,666.67                          234,600.00
At Certificate Payment Date:
   Due to Swap Counterparty (Swap Payments Outgoing)                      556,800.00                          576,840.00
   Paid to Swap Counterparty (Swap Payments Outgoing)                     556,800.00                          576,840.00
   Proration %                                                0.00%
   Interest Due to Noteholders (Swap Payments Incoming)                   354,666.67                          234,600.00
   Interest Payment to Noteholders (Swap Payments Incoming)               354,666.67                          234,600.00

Net Swap Payment due to / (received from) Swap Counterparty              (202,133.33)                        (342,240.00)




PRINCIPAL PAYMENTS
------------------
Beginning Notional Balance                                            320,000,000.00                      207,000,000.00
Principal Payment due to Investors                                                 -                                   -
Ending Notional Balance                                               320,000,000.00                      207,000,000.00


SWAP TERMINATION PAYMENT                                                         N/A                                 N/A


NOTE RATES FOR JUNE 16, 2003 PAYMENT DATE
-----------------------------------------
One Month LIBOR                                                              1.31000%                            1.31000%
Spread                                                                       0.02000%                            0.05000%
                                                                      ------------------------            -----------------------
Note Rates:                                                                  1.33000%                            1.36000%

Number of Days in Interest Period (Days)                                          32                                  32
------------------------------------------------------------------------------------------------------------------------------------


I hereby certify to the best of my knowledge that the report provided is true and correct.


 /s/ Angela Burraston
----------------------------
Angela Burraston
ABS Accounting Manager